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                      FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of January 31, 1994, between Merisel, Inc., a Delaware corporation (the "Company") and NationsBank of Texas, N.A. (the "Bank").
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     WHEREAS, the Company and the Bank are parties to that certain Credit
Agreement dated as of December 23, 1993 (the "Credit Agreement");

     WHEREAS, the Company has modified the structure of the Acquisition from that described in the Credit Agreement and has requested that the Credit Agreement be amended to reflect such modifications; and

     WHEREAS, the Bank has agreed to such amendments,

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Bank agree as follows:

     1.  Defined Terms.  Capitalized terms used but not defined in this
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Amendment shall have the meanings assigned to such terms in the Credit
Agreement.

     2.  Amendments.  The Credit Agreement is hereby amended as follows:
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     (a)  Amendment to Section 1.01.
          -------------------------

     (i) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of the term "Seller Note" in its entirety.

     (ii) Section 1.01 of the Credit Agreement is hereby further amended by deleting the words "the Seller Note," in the definition of the term "Acquisition Agreements."

     (iii) Section 1.01 of the Credit Agreement is hereby further amended by adding the following definition in the proper alphabetical order:

     "FAB Term Loan Agreement" shall mean the Credit Agreement dated as of
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January 31, 1994 among Merisel FAB, Inc., the Company and the Bank.

     (b)  Amendment to Section 8.07.
          -------------------------

     (i) Section 8.07(e) is hereby amended by deleting the word "and" at the end of such section.

     (ii) Section 8.07(f) is hereby amended by being deleted in its entirety and the following substituted for such section:

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               "(f)  Indebtedness under the Acquisition Agreements as such agreements are in effect on the Funding Date and without giving effect to any amendments or modifications to such agreements; and"

     (iii) Section 8.07 is further amended by adding to such section the following Section 8.07(g), which reads as follows:

               "(g)  Indebtedness under the FAB Term Loan Agreement."

     (c)    Amendment to Section 8.10.  Section 8.10 is hereby amended by
            -------------------------
inserting the words "and other than payments made in accordance with the terms of the Promissory Note dated January 31, 1994 between the Company and FAB" immediately prior to the end of the parenthetical on the last line of such section.

     3.   Effect.  Except as specifically amended by this Amendment, the Credit
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Agreement shall remain in full force and effect and is hereby ratified and confirmed.

     4.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
          -------------
ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.

     5.   Counterparts.  This Amendment may be executed in any number of
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counterparts all of which when taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart.

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     IN WITNESS WHEREOF, the parties to this Amendment have caused this
Amendment to be duly executed as of the day and year first above written.

                              MERISEL, INC.


                              By:  /s/ Timothy N. Jenson
                                   ---------------------
                                 Title:  Vice President
                                         --------------


                              NATIONSBANK OF TEXAS, N.A.


                              By:  /s/ Janet E. Sockwell
                                   ---------------------
                                 Title:  Assistant Vice President
                                         ------------------------


ACKNOWLEDGED, AGREED AND
CONSENTED TO:

MERISEL FAB, INC.


By:  /s/ Timothy N. Jenson
     ---------------------
   Title:  Vice President and Treasurer
           ----------------------------

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